May 23, 2012 Dave Potts, CFO Barclay’s Capital Global Technology, Media and Telecommunications Conference Exhibit 99.1

Safe Harbor
Statements in this presentation including those related to expected sales levels, acceptance of new ARRIS products (including the Moxi® Gateway and the E6000 Converged Edge Router),
growth in Internet video traffic and the expanded use of IP MSO infrastructure, the general market outlook, the impact of the acquisition of BigBand, the timing and impact of new growth opportunities and industry trends, are forward-looking statements. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  Among other things, projected results are based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but are beyond management’s control; ARRIS is dependent upon customer decisions to purchase the
Company’s products -- these decisions can be deferred and customers also may select competitor’s products; the BigBand acquisition has the integration and other risks attendant to all acquisitions; and because the market in which ARRIS operates is volatile, actions taken and contemplated may not achieve the desired impact.  Other factors that could cause results to differ from current expectations include: the uncertain current economic climate and financial markets, and their impact on our customers’ plans and access to capital; the impact of rapidly changing technologies; the impact of competition on product development and pricing; the ability of ARRIS to react to changes in general industry and market conditions; rights to intellectual property and the current trend toward increasing patent litigation, market trends and the adoption of industry standards; possible acquisitions and dispositions; and consolidations within the telecommunications industry of both the customer and supplier base.  These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the
Company’s business. Additional information regarding these and other factors can be found in
ARRIS’ reports filed with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended  March 31, 2012.  In providing forward-looking statements, the Company expressly disclaims any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise.

Barclay's Capital Conference
May 23, 2012

Barclay's Capital Conference May 23, 2012 Company Overview 3

ARRIS Company Overview
High tech, pure play provider of voice, high-speed data, and video solutions to the global broadband industry

Barclay's Capital Conference
May 23, 2012
Note:
1.Based on closing share price of $12.93 on  4/30/2012
Direct presence in 21
countries
Channel presence in 30
countries
Headquartered in
Suwanee, Georgia
~2,117 employees
Customers Worldwide
Market Cap ~1.5 billion
1

ARRIS Company Highlights
Profitable business with solid cash generation
Product roadmap, R&D, and acquisition strategy focused
on enabling convergence of cable services on a unified IP
platform
Significant market share of major product areas
- ~45% worldwide installed base of VoIP enabled high speed modems
• #1 Worldwide Market Share*
- ~31% worldwide installed base of cable edge routers  (CMTS)
• #2 Worldwide Revenue Market Share*

* Infonetics 4Q11
May 23, 2012
Barclay's Capital Conference

Broadband Media Router (BMR)
Groomer/Splicer
BEQ
Universal Edge QAM
Media Services Platform (MSP)
MSP1200 & MSP2800
FTTMax™
EPON ONU
FTTMax®
RFoG ONU
Fiber to the Premise (FTTP)
Hybrid Fiber Coax (HFC)
CHP Max5000™
Headend Optics
Plant Construction and Premises Installation Solutions
Flex Max®
Amplifiers
Opti Max™
Nodes
Converged
Video Exchange (CVEx)
SDV/vIP PASS
Session Manager
Video, Telephony
& HSD Operations
CORWave™ II
Optical Transmitters
Touchstone®
E-MTA
D5®
Universal Edge QAM
ConvergeMedia™
On Demand
XMS Distribution Platform
HEMi™
Encoders
Moxi® Player
Moxi® Gateway
FMC
Mobility Application Server
C4® CMTS
Wireless and WiFi Networks
Encore™
and Quartet™
Encoders
ZoneFlex™
Access Point with Integrated
DOCSIS® 3.0 Modem
Touchstone®
Wireless Gateways
C4c™ CMTS
VIPr™
Video Transcoders

Assurance Solutions
- ServAssure Advanced Performance Management
- EventAssure Outage Management
- WorkAssure Workforce Management

Professional Services
- Network Design, Network Integration, Documentation, Asset Management, Technical Services and Consulting

ARRIS

ARRIS Portfolio Across the Network May 23, 2012 Barclay's Capital Conference 6

▪

2001
Phone
2003
Phone
Computer
2009
Phone
Computer
TV
2012
Phone
Computer
TV
Smart Phone
Tablet
CBR (Cable Phone)
VoIP + HSD
MPEG/IP + Video
The Web Everything IP

ARRIS

Our Vision Continues to Expand 7 Barclay's Capital Conference May 23, 2012 Our Path to Growth - “Everything IP, Everywhere” - In the Home and on the Go!

Q1 2012 Results & Highlights
Revenue $302.9M
- Up 8% vs. Q4 2011, 13%  vs. Q1 2011
Record bookings and order backlog
Gross Margin 36.0%
Non-GAAP EPS $0.19
75% Domestic, 25% International
Strong cash flow
$335.1M Net cash position
Stock repurchase program continued
BigBand integration complete (acquired 11/2011)

Barclay's Capital Conference
May 23, 2012
1 See reconciliation of GAAP to Non-GAAP measures.
Off to a great start
1

Q1 2012 Results & Highlights
Record CMTS downstream port shipments
109,744 C4™downstreams, 10% more than previous high
Shipped >1.6 million CPE units in the quarter
- Up 35% vs. Q4 2011
- 60% of CPE units were DOCSIS 3.0
- Wi-Fi Gateways, data modem business
Moxi® Gateway
- Successful launch at WOW
- Buckeye beginning commercial deployments
- Additional operators in line for commercial deployments
New Gateway Platform Programs
- 3rd party middleware software integrations launched
BigBand
- Product/feature execution improving
- MSP deployments underway

Barclay's Capital Conference
May 23, 2012

Barclay's Capital Conference May 23, 2012 Business Drivers 10

Online Video Viewed in U.S. (000)
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Dec-2010
Dec-2011
comScore

Online Videos Viewed in Brazil (000)
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Dec-2010
Dec-2011
Videos Viewed Grows +74% in Past Year
comScore

ARRIS

Online Video Drives Bandwidth Growth

84% of the total U.S. Internet
audience viewed online video
89% of the total Brazil Internet
audience viewed online Video
4.7 B
2.7 B
30 B
43 B
Videos Viewed
Grows +45% in
Past Year
May 23, 2012 Barclay's Capital Conference
*   Based on video content sites: excludes video server networks. Online Video includes both streaming and progressive download video, total U.S.-
Home/Work/University Locations

DOCSIS 3.0 Technology Upgrade Cycle Accelerating
Our guarantee is our promise to you.
Find out more at comcast.com.
Important information regarding your XFINITY® Service.
To ensure that your modem
can take advantage of all
that XFINITY Internet has to
offer, you will need to
replace your current
modem with a DOCSIS 3.0
modem.
May 23, 2012 Barclay's Capital Conference

Valued Comcast Customer
Alpharetta, GA
Subject: Important Service Announcement Regarding Your Cable Modem
Dear Valued Comcast Customer:
Our records indicate that the cable modem which you currently use for your XFINITY® Internet service may not be able to receive the full range of speeds available with XFINITY Internet.
To ensure that your modem can take advantage of all that XFINITY
Internet has to offer, you will need to replace your current modem with a DOCSIS 3.0 modem.
There are several convenient modem replacement options available to you:
To protect our environment, please dispose of your older modem properly.
Instead of disposing with household trash, you can return it to the front counter of any Comcast Payment Center or you can check with your local municipality to learn about its recycling days.
Sincerely,
Comcast
• Visit a retailer to purchase a new cable modem.  You may visit
http://mydeviceinfo.comcast.net/ for a list of modems certified to work on our network.
• Arrange to lease a cable modem by calling 1-800-XFINITY.  You may have a leased modem sent to you with a self-installation kit.  If you do so, no installation charges apply and there will be no shipping or handling charge.  Standard installation fees apply for professional installation.  Applicable equipment charges apply when leasing a modem from Comcast.

$45
$40
$35
$30
$25
$20
28
27
27
29
28
30
31
35
34
36
35
35
36
37
36
38
44 *
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112

ARRIS

Ramped R&D Investment in Response to
Emerging Growth Opportunities
Barclay's Capital Conference May 23, 2012

~$155 Million of R&D past twelve months
While Remaining Solidly Profitable
ARRIS R&D Quarterly Investment ($M)
* Includes Bigband

Increased R&D Investment
Bearing Fruit in 2012 and Beyond…
Moxi® Gateway – supports a new generation of devices
- Whole Home Solution
- Hybrid legacy/IPTV
Entirely refreshed C4 product line – world class density
- Double the density
• 32D Downstream Card (Software upgradeable)
• 24U Upstream Card
- Two new software releases
• IP V6
• Upstream Channel Bonding
E6000 Converged Edge Router – the IPTV solution
- Radical new concept in high density edge routers
- Platform for the next decade
Completely revamped CPE product line
- Voice enabled
- Wi-Fi enabled
- Embedded routing
Ethernet Passive Optical Network (EPON) - Fiber to the Home
New Assurance software suite

Barclay's Capital Conference
May 23, 2012

…While Growing a Valuable Patent Portfolio
US Foreign Total
Patents Granted 444 167 611
Applications Pending 268 107 375
TOTAL 712 274 986
2010 2011 2012 YTD
Patents Granted 28 36 20
Applications Filed 81 92 22
May 23, 2012 Barclay's Capital Conference

Excellent Opportunities for Growth
Goals:
- 10%+ Revenue CAGR
- High Teens Non-GAAP EBITDA %

Barclay's Capital Conference
May 23, 2012
Growth Will Drive Operating Leverage
and EPS Expansion
32D &
24U
MOXI
®
Gateway
E6000™
Edge Router
MSP
Multiple
Screens
International expansion
CPE
Wi-Fi
Non GAAP EBITDA % = (GAAP EBITDA + Equity Compensation Expense + Other Non-GAAP Adjustments) / Sales
2011 2013

Q2 2012 Guidance
Revenue $330M - $350M
- Entering quarter with good momentum
- Center of guidance represents 28% growth vs. Q2 2011
Adjusted(Non-GAAP)EPS $0.20 - $0.24
(1)
/GAAP $.10 - $.14
- Mix expected to shift towards CPE and CMTS hardware
~34% tax rate assumed
- Versus 26.9% for Q2 2011
116.0M diluted shares assumed
- Versus 123.7M for Q2 2011

Barclay's Capital Conference
May 23, 2012
(1) See reconciliation of GAAP to Adjusted Non-GAAP EPS Guidance reconciliation
Optimistic about the year as a whole

Executing on our Strategy
- Strategic acquisitions – Fortify IP Video offering and patent portfolio
• Digeo
• BigBand
- Deep IP Product Portfolio – Positions ARRIS for growth
• Moxi Whole Home Solution
• Wireless
• DOCSIS 3.0
• CCAP
- Strong Balance Sheet
• Cash generation
• Share buyback
• Acquisition strategy
- Shareholder value increasing as we remain focused on achieving 10%
revenue growth and high teens Non-GAAP EBITDA margin

Barclay's Capital Conference
May 23, 2012

Questions?

GAAP EPS/Adjusted EPS Reconciliation Q1 2012
(Preliminary & Unaudited)
Barclay's Capital Conference

May 23, 2012
See the Notes to GAAP / Adjusted Non-GAAP Financial Measures slide
Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share
Net income (loss) 11,564 $   0.09 $       (59,629) $  (0.51) $      5,799 $     0.05 $
Highlighted items:
Impacting gross margin:
Purchase accounting impacts of deferred revenue - - 3,126 0.03 1,258 0.01
Stock compensation expense 437 - 521 - 750 0.01
Impacting operating expenses:
Acquisition costs - - 2,730 0.02 607 0.01
Restructuring - - 3,391 0.03 5,203 0.04
Amortization of intangible assets 8,944 0.07 6,817 0.06 7,379 0.06
Goodwill and intangibles impairment - - 88,633 0.74 - -
Loss of sale of product line - - - - 337 -
Stock compensation expense 4,847 0.04 4,586 0.04 5,899 0.05
Impacting other (income) / expense:
Non-cash interest expense 2,832 0.02 2,941 0.02 2,999 0.03
Impairment of investment - - 3,000 0.03 - -
Impacting income tax expense:
Adjustments of income tax valuation allowances and other (3,583) (0.03) 3,032 0.03 - -
Tax impact related to goodwill and intangibles impairment - - (25,584) (0.21) - -
Tax related to highlighted items above (5,024) (0.04) (8,553) (0.07) (8,121) (0.07)
Total highlighted items 8,453 0.07 84,640 0.71 16,311 0.14
Net income excluding highlighted items 20,017 $   0.16 $       25,011 $   0.21 $       22,110 $    0.19 $
Weighted average common shares - basic 117,316 (1)
Weighted average common shares - diluted 125,732 119,609
(2)
117,597
(1) Basic shares used for Q4 2011 as losses were reported for those periods and the inclusion of dilutive shares would be antidilutive
(2) Non-GAAP net income for Q4 2011 is positive and , therefore, the diluted shares used in this calculation include the effect of options
Q1 2012 Q4 2011 Q1 2011

GAAP EBITDA/Adjusted EBITDA Reconciliation
(Preliminary & Unaudited)
Barclay's Capital Conference

May 23, 2012
See the Notes to GAAP / Adjusted Non-GAAP Financial Measures slide
(in thousands)
Q1 2011 Q4 2011 Q1 2012
Earnings (loss) before tax 11,325     (78,341)    8,686
Depreciation 5,855       6,589       7,195
Amortization of intangibles 8,944       6,817       7,379
Goodwill & intangible impairment -          88,633     -
Interest expense 4,225       4,258       4,350
Interest income (778)         (715)         (755)
GAAP EBITDA 29,571     27,241     26,855
GAAP EBITDA - % of Sales 11.1% 9.7% 8.9%
Highlighted items:
  Purchase accounting impact of def revenue -          3,126       1,258
  Stock compensation expense 5,284       5,108       6,649
  Acquisition costs -          2,730       607
  Restructuring -          3,391       5,203
  Impairment on investments -          3,000       -
  Loss of sale of product line -          -          337
Total highlighted items 5,284       17,355     14,054
Adjusted Non-GAAP EBITDA 34,855     44,596     40,909
Adjusted Non GAAP EBITDA - % of Adjusted Non GAAP Sales 13.0% 15.6% 13.4%

GAAP to Adjusted Non-GAAP
EPS Guidance Reconciliation
Barclay's Capital Conference

May 23, 2012
See the Notes to GAAP / Adjusted Non-GAAP Financial Measures slide
See the Notes to GAAP / Adjusted Non-GAAP Financial Measures slide
Q2 2012 EPS
Guidance
Estimated GAAP EPS $0.10 - $0.14
Reconciling Items:
Amortization of Intangibles (after tax) $0.04
Stock Compensation Expense (after tax) $0.04
Non-Cash Interest - Convertible Debt (after tax) $0.02
Subtotal $0.10
Estimated Adjusted (Non-GAAP) EPS $0.20 -$ 0.24

Notes to GAAP/Adjusted Non-GAAP Financial Measures
(Preliminary & Unaudited)
Barclay's Capital Conference

May 23, 2012
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the factors management uses in planning for and forecasting future periods.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.  Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Purchase Accounting Impacts Related to Deferred Revenue:  In connection with our acquisition of BigBand, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post contract support in our purchase accounting.  The non-GAAP adjustment to our sales and cost of sales is intended to include the full amounts of such revenues.  We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.  We have historically experienced high renewal rates related to our support agreements and our objective is to increase the renewal rates on acquired post contract support agreements; however, we cannot be certain that our customers will renew our contracts.
Stock-Based Compensation Expense: We have excluded the effect of stock-based compensation expenses in calculating our non-GAAP operating expenses and net income measures.
Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We record non-cash compensation expense related to grants of options and restricted stock. Depending upon the size, timing and the terms of the grants, the non-cash compensation expense may vary significantly but will recur in future periods.
Acquisition Costs:  We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses in calculating our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our recent acquisition of BigBand, which we generally would not have otherwise incurred in the periods presented as part of our continuing operations. Acquisition related expenses consist of transaction costs, costs for transitional employees, other acquired employee related costs, and integration related outside services. We believe it is useful to understand the effects of these items on our total operating expenses.
Restructuring Costs:  We have excluded the effect of restructuring charges in calculating our non-GAAP operating expenses and net income measures. Restructuring expenses consist of employee severance, abandoned facilities, and other exit costs. We believe it is useful to understand the effects of these items on our total operating expenses.
Amortization of Intangible Assets: We have excluded the effect of amortization of intangible assets in calculating our non-GAAP operating expenses and net income measures. Amortization of intangible assets is non-cash, and is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.
Impairment of Goodwill and Intangibles: We have excluded the effect of the estimated impairment of goodwill and intangible assets in calculating our non-GAAP operating expenses and net income (loss) measures. Although an impairment does not directly impact the Company’s current cash position, such expense represents the declining value of the technology and other intangibles assets that were acquired. We exclude these impairments when significant and they are not reflective of ongoing business and operating results.
Loss on Sale of Product Line:  We have excluded the effect of a loss on the sale of a product line in calculating our non-GAAP operating expenses and net income measures.  We believe it is useful to understand the effects of these items on our total operating expenses.
Non-Cash Interest on Convertible Debt: We have excluded the effect of non-cash interest in calculating our non-GAAP operating expenses and net income measures. We record the accretion of the debt discount related to the equity component non-cash interest expense. We believe it is useful to understand the component of interest expense that will not be paid out in cash.
Impairment of Investment: We have excluded the effect of an other-than-temporary impairment of a cost method investment in calculating our non-GAAP financial measures. We believe it is useful to understand the effect of this non-cash item in our other expense (income).
Income Tax Expense: We have excluded the tax effect of the non-GAAP items mentioned above.  Additionally, we have excluded the effects of certain tax adjustments related to state valuation allowances, research and development tax credits and provision to return differences.